================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary proxy statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive proxy statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Under ss. 240.14a-12

                         QUANTRX BIOMEDICAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
|X| No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:


================================================================================

                         QUANTRX BIOMEDICAL CORPORATION
                        100 South Main Street, Suite 300
                         Doylestown, Pennsylvania 18901


May 31, 2007

Dear Stockholders:

         On behalf of the board of directors and management of QuantRx Biomedical Corporation (the "Company"), I cordially invite you to attend our annual meeting of stockholders to be held on Thursday, June 28, 2007 at 10:00 a.m. local time, at The Racquet Club of Philadelphia, 215 South 16th Street, Philadelphia, PA 19102.

         The matters to be acted upon at the annual meeting are fully described in the enclosed Notice of the Annual Meeting of Stockholders and accompanying proxy statement. The Company's board of directors recommends a vote "FOR" the proposals listed as items 1, 2 and 3 in the Notice and described in the enclosed proxy statement.

         Your vote is important to us. Whether or not you plan to attend in person, it is important that your shares be represented and voted at the annual meeting. Therefore, after reading the enclosed proxy statement, please promptly complete, sign, date, and return your proxy card in the enclosed envelope. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the annual meeting and vote in person even if you have previously returned your proxy card.

         We look forward to greeting you at the meeting.

                                Sincerely,



                                Walter Witoshkin
                                Chairman and Chief Executive Officer

                         QUANTRX BIOMEDICAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be Held on June 28, 2007

To the Stockholders of QuantRx Biomedical Corporation:

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of QuantRx Biomedical Corporation, a Nevada corporation (the "Company"), will be held on Thursday, June 28, 2007, at 10:00 a.m. local time, at The Racquet Club of Philadelphia, 215 South 16th Street, Philadelphia, PA 19102, for the following purposes:

         (1) to elect two Class 1 Directors, to hold office until the 2009 annual meeting of stockholders or until their respective successors have been duly elected, and ratify the appointment of one Class 2 Director who was appointed by the Company's board of directors in September 2006 to fill a vacancy;

         (2) to approve the Company's 2007 Incentive and Non-Qualified Stock Option Plan;

         (3) to ratify the appointment of Williams & Webster, P.S. as the Company's independent public accountants for the fiscal year ending December 31, 2007; and

         (4) to transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

         QuantRx's board of directors has fixed May 9, 2007 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         A proxy statement explaining the matters to be acted upon at the Annual Meeting is enclosed herewith. This proxy solicitation material is being mailed to stockholders on or about May 31, 2007, and includes a copy of the Company's 2006 Annual Report to Stockholders.

         QuantRx's board of directors unanimously recommends you vote "FOR" the proposals presented to you in this proxy statement.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE MEETING.

By Order of the Board of Directors,

Walter Witoshkin, Chairman and Chief Executive Officer
Doylestown, Pennsylvania

May 31, 2007

                         QUANTRX BIOMEDICAL CORPORATION
                        100 South Main Street, Suite 300
                         Doylestown, Pennsylvania 18901
                                 PROXY STATEMENT


             GENERAL INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is furnished to the stockholders of QuantRx Biomedical Corporation, of record as of May 9, 2007, in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held on Thursday, June 28, 2007, at 10:00 a.m. EDT, at The Racquet Club of Philadelphia, 215 South 16th Street, Philadelphia, PA 19102.

The approximate date for mailing of the Notice of Annual Meeting of Stockholders, this proxy statement and the form of proxy is May 31, 2007.

Record Date and Outstanding Shares

Only holders of record of the Company's common stock on May 9, 2007, or the record date, are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 40,910,580 shares of common stock outstanding and holders are entitled to one vote per share ("the Outstanding Shares").

Solicitation of Proxies

The cost of preparing, printing and mailing this proxy statement and the proxy solicited hereby has been or will be borne by the Company. In addition to this mailing, proxies may be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, bank nominees, custodians, and fiduciaries to forward proxy materials to the stockholders as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

Quorum and Voting

Each Outstanding Share entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. Stockholders are not entitled to cumulative voting rights in the election of directors. A quorum, consisting of one-third of the Outstanding Shares, must be present in person or by proxy for the transaction of business.

If a quorum is present:

 (i) Directors are elected (or ratified) by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the nominees for directors (and the appointee) receiving the highest number of affirmative votes will be elected (or ratified). Abstentions and broker non-votes will not affect the election (or ratification) of a candidate who receives a plurality of votes.

 (ii) Adoption of the 2007 Incentive and Non-Qualified Stock Option Plan requires the approval of a majority of the outstanding shares of stock represented in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

 (iii) The appointment of Williams & Webster, P.S., will be ratified if such proposal receives the affirmative vote of a majority of the Outstanding Shares represented at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Abstentions and broker non-votes will be included in the determination of the number of shares present at the Annual Meeting and for the purpose of determining whether a quorum is present, and each will be tabulated separately. In determining whether a proposal has been approved, in most cases an abstention or a broker or other non-vote will have the same effect as a vote against the proposal. In the election of directors, a broker non-vote has no effect if a quorum is present and directors are elected by a plurality.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted "FOR" the (i) election of the nominees and the ratification of the appointee named in this proxy statement as directors, (ii) adoption of the 2007 Incentive and Non-Qualified Stock Option Plan, and (iii) ratification of the appointment of Williams & Webster, P.S. as independent public accountants for the fiscal year ending December 31, 2007.

Stockholders holding shares in "street name" with a broker/dealer, financial institution or other holder of record should review the information provided to them by the holder of record. This information will describe the procedures to be followed in instructing the holder of record how to vote the "street name" shares and how to revoke previously given instructions.

Revocability of Proxies

Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving it at any time before it is exercised. A proxy may be revoked prior to its exercise by delivering to the Company's Secretary a written notice of revocation or a duly executed proxy card bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

                              CORPORATE GOVERNANCE

The Board of Directors

The Company's board of directors is currently comprised of five directors. The five directors are divided into two classes comprised of three Class 1 Directors (William Fleming, Shalom Hirschman, and Evan Levine) and two Class 2 Directors (Walter Witoshkin and Arthur Hull Hayes, Jr.). Pursuant to the Company's bylaws, the members of each class serve for a staggered two-year term and, at each annual meeting of stockholders, a class of directors is elected for a two-year term to succeed the directors of the same class whose terms are expiring. The current terms of the Class 1 Directors and Class 2 Directors are set to expire at the annual meeting of stockholders held following the end of calendar years 2006 and 2007, respectively.

During the fiscal year ended December 31, 2006, the Board held eight meetings and took action by unanimous written consent six times. During this period, Walter Witoshkin and William Fleming attended all eight meetings, Shalom Hirschman attended seven meetings, and Evan Levine attended two meetings. Arthur Hull Hayes, Jr. attended both meetings held during the period he served on the Board.

There are no family relationships among the Company's directors, executive officers or persons nominated or chosen to become directors or executive officers of the Company.

Board Committees

The Board has two standing committees: an audit committee (the "Audit Committee") and a compensation committee (the "Compensation Committee").

Audit Committee

The members of the Audit Committee are Shalom Hirschman and William Fleming, with Mr. Fleming chairing such committee. The Company does not yet have an "audit committee financial expert," as defined by SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002, as a result of its inability to recruit a qualified candidate with the requisite experience and financial literacy.

The Board recently adopted a written charter for the Audit Committee. As described in the Audit Committee Charter, the purpose of the Audit Committee includes, but is not limited to: (1) overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company; and (2) providing assistance to the Board with respect to its oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of the Company's internal audit function, if any, and independent auditor.

The Audit Committee's duties, which are specified in the Audit Committee Charter, include but are not limited to:

     o discussing with management and the independent auditor the Company's earnings press releases (paying particular attention to the use of any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies,

     o appointing, retaining, compensating, evaluating and terminating any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and, in its sole authority, approving all audit engagement fees and terms as well as all non-audit engagements with the accounting firm,

     o requiring that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service being provided, and

     o informing each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm will report directly to the Audit Committee.

A copy of the Audit Committee Charter is attached hereto as Exhibit A.

Compensation Committee

The members of the Compensation Committee are Arthur Hull Hayes, Jr. and Shalom Hirschman. The Board recently adopted a written charter for the Compensation Committee. As described in the Compensation Committee Charter, the purpose of the Compensation Committee includes, but is not limited to, recommending to the Board for determination the compensation for the Chief Executive Officer and all other officers.

The compensation committee has numerous duties and responsibilities, including but not limited to:

     o establishing and reviewing the overall compensation philosophy of the Company,

     o establishing and periodically reviewing policies in the area of senior management perquisites, and

     o considering policies and procedures pertaining to expense accounts of senior executives.

A copy of the Compensation Committee Charter is attached hereto as Exhibit B.

Nominating Committee

The Company currently does not have a nominating committee, but intends to formally constitute a nominating committee and adopt a charter for such committee. The entire Board currently participates in the recruitment and selection of director nominees.

2006 Audit Committee Report

We, the audit committee, oversee the Company's accounting and financial reporting processes and assist the Board in its oversight of the qualifications, independence and performance of the Company's independent auditors. In fulfilling our oversight responsibilities, we discussed with the Company's independent auditors, Williams & Webster, P.S., the overall scope and plans for their audit. Upon completion of the audit, we discussed with Williams & Webster, P.S. the matters required to be discussed by Statement on Auditing Standards No. 61.

We also reviewed and discussed the audited financial statements with management. We discussed certain significant accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in those financial statements.

We have also reviewed the written disclosures and the letter from the independent accountants required by Independence Accounting Standards No. 1 and discussed with the independent accountants the independent accountants' independence from management and the Company. We determined that the services provided by Williams & Webster, P.S. during fiscal year 2006 are compatible with maintaining such auditor's independence.

In reliance on the reviews and discussions referred to above, we recommended to the Board (and the Board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.




                                          AUDIT COMMITTEE

                                          William Fleming, Chairman
                                          Shalom Hirschman, Member

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Board proposes that William Fleming and Shalom Hirschman be elected as Class 1 Directors to hold office for a term of two years (or until successors are elected and qualified) and that the Board's appointment of Arthur Hull Hayes, Jr. as a Class 2 Director be ratified. As noted above, each nominee and the appointee is currently serving as a member of the Board. Each Class 1 and Class 2 Director must be elected (or ratified) by a plurality of the votes properly cast at the Annual Meeting.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AND THE RATIFICATION OF THE APPOINTEE LISTED ABOVE.

             INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

The following biographical descriptions set forth certain information with respect to the two nominees for election as Class 1 Directors, the appointee for ratification as a Class 2 Director, the Directors who are not nominees for election, and the other executive officers who are not directors.


  Directors and Executive Officers             Age   Position
  --------------------------------             ---   --------
  Walter W. Witoshkin                          62    Chairman and Chief Executive Officer

  William H. Fleming, Ph.D.                    60    Chief Scientific Officer, Secretary, and Director

  Arthur Hull Hayes, Jr., M.D.                 73    Director

  Shalom Hirschman, M.D.                       70    Director

  Evan Levine                                  41    Director

  Executive Officers Who are Not Directors
  ----------------------------------------

  Sasha Afanassiev                             39    Chief Financial Officer, Treasurer, and Vice President of
                                                     Finance

  Cynthia Horton                               43    Vice President of Diagnostics


Class 1 Director Nominees - Term Expiring in 2009

WILLIAM H. FLEMING, Ph.D. has served as Chief Scientific Officer of QuantRx since July 2005, as a Director and Secretary of QuantRx since February 1994, as Vice Chairman-Diagnostics of QuantRx from August 1997 through July 2005, and as Acting CEO from 2003 until May 2005. From February 1994 through August 1997, Dr. Fleming served as President and Chief Operating Officer of QuantRx. In addition, he was President, Chief Operating Officer and a Director of ProFem from July 1993 until its merger with QuantRx in June 1994. From April 1992 until July 1993, Dr. Fleming served as an associate with Sovereign Ventures, a healthcare consulting firm; concurrently he served as director of corporate development of Antivirals, Inc., a biotechnology company involved in antisense technology. Dr. Fleming is a director of ERC, a non-profit organization.

SHALOM HIRSCHMAN, M.D. has served as a Director of QuantRx since September 2005. Dr. Hirschman was Professor of Medicine, Director of the Division of Infectious Diseases and Vice-Chairman of the Department of Medicine at Mt. Sinai School of Medicine and the Mount Sinai Hospital. He spent nearly three decades at Mt. Sinai until his retirement. He also served as the CEO, President and Chief Scientific Officer of Advanced Viral Research Corp., from which he retired in 2004.

Class 2 Director Appointee - Term Expiring in 2008

ARTHUR HULL HAYES, JR., M.D. has served as a Director of QuantRx since September 2006. Dr. Hayes served as Commissioner of the United States Food and Drug Administration from 1981 to 1983. Dr. Hayes founded and was

President and Chief Operating Officer of MediScience Associates, Inc., a consulting organization that works with pharmaceutical firms, biomedical companies and foreign governments, from July 1991 to January 2006, and Clinical Professor of Medicine and Pharmacology at the Pennsylvania State University College of Medicine from 1981 to 2004. From 1986 to 1990, Dr. Hayes was President and Chief Executive Officer of E.M. Pharmaceuticals, a North American subsidiary of Germany's E. Merck AG.

Other Directors

WALTER W. WITOSHKIN is Chairman and Chief Executive Officer of QuantRx Biomedical Corporation. A 40-year veteran of the pharmaceutical, healthcare and biomedical industries, Mr. Witoshkin began serving as a Director and Chief Executive Officer in May, 2005. He has held senior executive positions at leading healthcare product and pharmaceutical companies, most recently SmithKline Beecham, now Glaxo SmithKline, where he was a Vice President of Business Development and Chief Financial Officer. In 1989, Mr. Witoshkin established Menley & James Laboratories, Inc., after purchasing 32 SmithKline Beecham over-the-counter pharmaceutical and toiletry product brands. Menley & James had its initial public offering in 1992. He earlier held several senior finance positions at American Cyanamid, which became American Home and then Wyeth. Mr. Witoshkin joined QuantRx from Trident Group LLC, global operational consultants to the pharmaceutical and related healthcare industries. As a founding partner of Trident Group, Mr. Witoshkin specialized in alternative sourcing for manufacturing and the acquisition of technologies and products.

Mr. Witoshkin also serves as a director of Sontra Medical Corporation and a number of privately held companies. Mr. Witoshkin is a Class 2 Director whose term expires in 2008.

EVAN LEVINE has served as a Director of QuantRx since September, 2005, but has informed QuantRx of his intention not to stand for re-election to the Board; therefore, his term will expire at the 2007 Annual Meeting of Stockholders. Mr. Levine is currently Vice Chairman, President and Chief Executive Officer of ADVENTRX Pharmaceuticals, Inc. a publicly traded biotechnology company. Mr. Levine is also the Managing Member of Mark Capital, LLC, a Venture Capital Fund. Mr. Levine has over 18 years of investment banking, venture capital, arbitrage and senior corporate management experience. Mr. Levine is a Class 1 Director whose term expires in 2007.

Executive Officers Who Are Not Directors

SASHA AFANASSIEV, CPA, has served as CFO and Vice President-Finance of QuantRx since September 2005. In addition, Mr. Afanassiev has served as Treasurer of the Company since December 2005. Mr. Afanassiev has seventeen years of diversified public accounting experience. Mr. Afanassiev was the principal and founder of an accounting and tax consulting firm, established in 2001.

CYNTHIA HORTON has served as Vice President-Diagnostics of QuantRx since July 2005. Ms. Horton was the national sales manager for Applied Biotech, Inc., an Inverness Medical Innovations Company. Prior to that, she directed sales for Drugs of Abuse POC's, Professional POC's for Women's Health and branded OTC products for private label customers at ABI, and its predecessor Forefront Diagnostics.

                       COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and each of the two other most highly compensated persons who were serving as executive officers of the Company as of December 31, 2006.


                                                                               Non-equity
                                                        Stock      Option    Incentive Plan   All Other
       Name and                      Salary    Bonus    Awards     Awards     Compensation   Compensation        Total
  Principal Position      Year         ($)      ($)      ($)         ($)           ($)            ($)            ($)
--------------------------------------------------------------------------------------------------------------------------
Walter W. Witoshkin,      2006       240,000   10,000    -          66,454           -             -               316,454
Chairman & CEO
                          2005       112,500    -        -         143,836           -             -               256,336

Cynthia Horton,           2006       150,000    6,250    -          23,850           -             -               180,100
VP of Diagnostics
                          2005        45,833    -        -          -                -              10,000          55,833
Sasha Afanassiev,         2006       110,167    6,250    -         125,325           -             -               241,742
CFO, Treasurer & VP
of Finance
                          2005        19,250    -        -          -                -             -                19,250

The amounts in the Option Awards column reflect the dollar amount recognized and expensed for financial statement reporting purposes for the fiscal years ended December 31, 2006 and 2005, in accordance with Statement of Financial Accounting Standards No. 123(R) of awards of stock options and thus do not represent aggregate fair value of grants. The Company used the Black-Scholes option price calculation to value the options granted in 2006 and 2005 using the following assumptions: risk-free rate of 4.93% and 3.78%; volatility of 1.70 and 1.85; actual term and exercise price of options granted.

Outstanding Equity Awards At Fiscal Year-end

                                                             Option Awards
                      ------------------------------------------------------------------------------------------------
                         Number of
                         Securities         Number of      Equity Incentive Plan
                         Underlying        Securities        Awards: Number of
                        Unexercised        Underlying      Securities Underlying
                          Options      Unexercised Options  Unexercised Unearned      Option
                            (#)                (#)                Options         Exercise Price   Option Expiration
        Name            Exercisable       Unexercisable             (#)                 ($)              Date
----------------------------------------------------------------------------------------------------------------------
Walter W. Witoshkin,
Chairman & CEO (1)        703,545               -                 296,455              $0.50          05/03/2015

Cynthia Horton,
VP of Diagnostics (2)        -                  -                 100,000              $1.60          04/03/2016

Sasha Afanassiev,
CFO, Treasurer & VP        25,000               -                    -                 $1.60          04/03/2016
of Finance (3)
                             -               75,000                  -                 $1.15          07/25/2016

(1) Options granted 05/03/2005 vest as follows; 333,000 shares vested on May 3, 2005 and the remaining options will continue to vest with respect to 18,527 shares each monthly anniversary thereafter until fully-vested. Term of the options is ten years. Exercise price exceeded the closing stock price on the date of grant.

(2) Options granted 04/03/2006 vest upon meeting certain sales milestones which have not yet been met. Term of the options is ten years. Exercise price is equal to the closing stock price on the date of grant.

(3) Options granted 04/03/2006 vested immediately. Options granted 07/25/2006 vested January 1, 2007. Terms of both options are ten years. Exercise prices are equal to the closing stock price on date of grant.

There are no outstanding stock awards as of December 31, 2006.

The Company used the Black-Scholes option price calculation to value the options granted in 2006 and 2005 using the following assumptions: risk-free rate of 4.93% and 3.78%; volatility of 1.70 and 1.85; actual term and exercise price of options granted.

Employment Agreements

We have entered into an employment contract with our Chief Executive Officer that provides for the continuation of salary if terminated for reasons other than cause, as defined in those agreements. At December 31, 2006, the future employment contract commitment for such key executive based on stated termination clause was approximately $240,000. All other employees are "at-will" employees and may be terminated at any time by the Company.

Director Compensation

The Board of Directors adopted a compensation policy in July 2006. QuantRx compensates independent members of the Board of Directors with cash compensation of $5,000 and 6,250 stock options per Board meeting attended in person; up to a maximum of four meetings per year. All options are granted at year end and have a term of five years and an exercise price equal to the closing stock price on date of grant. QuantRx did not compensate members of the Board of Directors in 2006 and 2005 prior to the adoption of the Board compensation policy. It is anticipated that the Board of Directors will update and revise Board compensation at an upcoming meeting of the Board of Directors.

The following table summarizes Director Compensation for the year ended December 31, 2006. There was no Director Compensation for the year ended December 31, 2005.

                                 Fees
                               Earned or         Stock           Option        All Other
                                Paid in          Awards          Awards      Compensation     Total
               Name             Cash ($)           ($)            ($)             ($)           ($)
-------------------------------------------------------------------------------------------------------
Walter W. Witoshkin                 -               -              -               -             -

William H. Fleming                  -               -              -               -             -

Evan Levine                         -               -              -               -             -

Shalom Hirschman (1)                -               -            $6,938         $48,000       $54,938

Arthur Hull Hayes, Jr. (2)       $5,000             -            $6,938            -          $11,398



(1) Dr. Shalom Hirschman received an option grant at December 29, 2006 for 6,250 common shares. Material terms are as follows: December 29, 2006 grant date, exercise price of $1.17 and a five year term. Dr. Hirschman did not receive cash compensation related to his directorship pursuant to a consulting agreement in effect.

(2) Dr. Arthur Hull Hayes, Jr. received an option grant at December 29, 2006 for 6,250 common shares. Material terms are as follows: December 29, 2006 grant date, exercise price of $1.17 and a five year term.

The Company used the Black-Scholes option price calculation to value the options granted in 2006 using the following assumptions: risk-free rate of 4.93%; volatility of 1.70; actual term and exercise price of options granted.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of May 9, 2007 concerning the ownership of common stock by (i) each stockholder of the Company known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each current member of the board of directors of the Company and (iii) each executive officer of the Company named in the Summary Compensation Table appearing under "Compensation of Directors and Executive Officers" above.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under that rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power, or shares such powers with his or her spouse, with respect to the shares shown as beneficially owned.

The Company had only common stock outstanding at May 9, 2007; therefore the following table refers to our common stock.

                                                           Amount and Nature of
                                                        Beneficial Ownership as of
      Name and Address of Beneficial Owner (1)                May 9, 2007               Percentage of Class (2)
--------------------------------------------------------------------------------------------------------------
Walter W. Witoshkin (3)                                                    833,236                       2.00%

William H. Fleming                                                         492,034                       1.20%

Arthur Hull Hayes, Jr. (4)                                                   6,250                           *

Shalom Hirschman (5)                                                       506,250                       1.24%

Evan Levine (6)                                                          3,970,220                       9.67%
6725 Mesa Ridge Road, Suite 100
San Diego, CA 92121

Sasha Afanassiev (7)                                                       100,000                       0.24%

Matthew Balk (8)                                                         5,728,009                      14.00%
570 Lexington Avenue
New York, NY 10021

Mark Capital, LLC (9)                                                    2,945,000                       7.17%
6725 Mesa Ridge Road, Suite 100
San Diego, CA 92121

Sherbrooke Partners, LLC                                                 4,508,009                      11.02%
570 Lexington Avenue
New York, NY 10021

(1) Unless indicated otherwise, the address of each person listed in the table is: c/o QuantRx Biomedical Corporation, 100 South Main Street, Suite 300, Doylestown, Pennsylvania 18901.

(2) The percentage of beneficial ownership of common stock is based on 40,910,580 shares of common stock outstanding as of May 9, 2007 and excludes all shares of common stock issuable upon the exercise of outstanding options or warrants to purchase common stock or conversion of any common stock equivalents, other than the shares of common stock issuable upon the exercise of options or warrants to purchase common stock held by the named person to the extent such options or warrants are exercisable within 60 days of May 9, 2007.

(3) Ownership is based upon 796,181 common stock options currently exercisable and 37,055 common stock options exercisable within 60 days of May 9, 2007.

(4)  Ownership is based on 6,250 currently exercisable common stock options.

(5)  Ownership includes 6,250 currently exercisable common stock options.

(6) Includes 2,765,000 shares of common stock and a common stock warrant currently exercisable for 180,000 common shares held by Mark Capital, LLC of which Evan Levine is the managing member; 990,000 shares of common stock held by Mr. Levine as custodian for his two children; and 35,220 shares of common stock held by Mr. Levine's retirement plan.

(7)  Ownership is based on 100,000 common stock options currently exercisable.

(8) Includes 4,508,009 shares of common stock held by Sherbrooke Partners, LLC, of which Matthew Balk is the sole member; and 1,220,000 shares of common stock held by Mr. Balk as custodian for his two children.

(9) Ownership includes 180,000 common stock warrants currently exercisable for 180,000 common shares.

       *Less than .02%

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors and Officers, and persons who own more than 10% of a registered class of the Company's equity securities ("Section 16 Persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.
Section 16 Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based on the Company's review of the forms it has received, on other reports filed by Section 16 Persons with the SEC and on the Company's records, the Company believes that during 2006, (1) Arthur Hull Hayes, Jr. did not timely file a Form 3 to report no beneficial ownership of securities, (2) Cynthia Horton did not timely file a Form 3 to report the beneficial ownership of 100,000 common stock options, (3) William Fleming did not timely file a Form 4 to report the grant of 100,000 common stock options, (4) Sasha Afanassiev did not timely file a Form 4 to report the grant of 25,000 common stock options, (5) Shalom Hirschman did not timely file a Form 4 to report the grant of 6,250 common stock options, (6) Arthur Hull Hayes, Jr. did not timely file a Form 4 to report the grant of 6,250 common stock options,
(7) Evan Levine did not timely file a Form 3 to report the beneficial ownership of our capital stock, and (8) Matthew Balk did not timely file a Form 3, as a more than 10% owner, to report the beneficial ownership of our capital stock.


PROPOSAL NO. 2 - APPROVAL OF THE QUANTRX 2007 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

The 2007 Incentive and Non-Qualified Stock Option Plan is Attached Hereto as Exhibit C. The description below of the 2007 Incentive and Non-Qualified Stock Option Plan is qualified in its entirety by reference to the complete text of the 2007 Incentive and Non-Qualified Stock Option Plan. Terms not defined herein shall have the meanings set forth in the 2007 Incentive and Non-Qualified Stock Option Plan.

The Board proposes that at the Annual Meeting the Stockholders approve the 2007 Incentive and Non-Qualified Stock Option Plan.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE 2007 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN.

Description of 2007 Incentive and Non-Qualified Stock Option Plan

The purpose of this Plan is to advance the interests of the Company and its Related Entities by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Related Entities, and upon whose efforts and judgment the success of the Company and its Related Entities is largely dependent, through the encouragement of stock ownership in the Company by such persons.

The Plan will be administered by the Committee which will be composed of two or more Directors. The membership of the Committee will be constituted so as to comply at all times with the then applicable requirements for Outside Directors of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Code. The Committee will serve at the pleasure of the Board and will have the powers designated in the 2007 Incentive and Non-Qualified Stock Option Plan and such other powers as the Board may from time to time confer upon it.

PROPOSAL NO. 3 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC
ACCOUNTANTS

The Board proposes that at the Annual Meeting the Stockholders ratify the appointment of Williams & Webster, P.S. as independent public accountants of the Company for the fiscal year ending December 31, 2007.

RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WILLIAMS & WEBSTER, P.S. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The Company engaged Williams & Webster, P.S. to serve as the Company's independent public accountants for the fiscal year ended December 31, 2006. A representative of Williams & Webster, P.S. will be available at the annual Meeting, and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

Audit Fees

The aggregate fees billed for professional services rendered by Williams & Webster, P.S. for the audit of the Company's annual financial statements and review of financial statements included in the Company's Forms 10-QSB for years 2006 and 2005 are set forth in the table below.

                                              2006                   2005
                                              ----                   ----

       Williams & Webster, P.S.             $39,749                $31,598


Audit-Related Fees

During the years ended December 31, 2006 and 2005, no assurance or related services were performed by Williams & Webster P.S. that were reasonably related to the performance of the audit or review of the Company's financial statements.

Tax Fees

During the years ended December 31, 2006 and 2005, $6,000 and $0 in fees were billed by Williams & Webster, P.S. for tax compliance, tax advice or tax planning services.

All Other Fees

During the years ended December 31, 2006 and 2005, no fees were billed by Williams & Webster, P.S. other than the fees set forth under the caption "Audit Fees" above.

Pre-approval Policies and Procedures of the Audit Committee

The Audit Committee has the sole authority to appoint, terminate and replace the Company's independent auditor. The Audit Committee may not delegate these responsibilities. The Audit Committee has the sole authority to approve the scope, fees and terms of all audit engagements, as well as all permissible non-audit engagements of the Company's independent auditor. 100% of the services provided by Williams & Webster, P.S. were pre-approved by the Audit Committee.

                            PROPOSALS OF STOCKHOLDERS

Any stockholder wishing to have a proposal considered for inclusion in the proxy materials for the Company's 2007 Annual Meeting of Stockholders must set forth such proposal in writing and file it with the Secretary of the Company no later than a reasonable time before the Company begins to print and mail its proxy materials for the Company's 2007 Annual Meeting of Stockholders. In addition, if the Company receives notice of a shareholder proposal later than a reasonable time before the Company mails its proxy materials for the Company's 2007 Annual Meeting of Stockholders, the persons named as proxies in the proxy statement and accompanying proxy will have discretionary authority to vote on that shareholder proposal.


                           INCORPORATION BY REFERENCE

The Financial Statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2006, transmitted with the proxy statement, are hereby incorporated by reference. No other portions of the Annual Report shall be deemed incorporated herein.

You may obtain documents incorporated by reference from the Securities and Exchange Commission's website, www.sec.gov, or directly from us, without charge, by requesting them in writing or by telephone at:

                         QuantRx Biomedical Corporation
                        100 South Main Street, Suite 300
                         Doylestown, Pennsylvania 18901
                                 (267) 880-1595

If you would like to request additional copies of this document or any of the documents incorporated by reference, please do so at least five business days before the date of the annual meeting in order to receive timely delivery of such documents.

                              FINANCIAL INFORMATION

THE COMPANY'S 2006 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THESE MATERIALS. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY. REQUESTS SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER, QUANTRX BIOMEDICAL CORPORATION, 100 SOUTH MAIN STREET, SUITE 300, DOYLESTOWN, PENNSYLVANIA 18901.



                                By Order of the Board of Directors


                                /s/  Walter W. Witoshkin
                                ------------------------------------------------
                                Walter W. Witoshkin, Chairman and
                                Chief Executive Officer

                                May 31, 2007

      PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 28, 2007

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Walter W. Witoshkin and William H. Fleming, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designed below, all the shares of Common Stock of QuantRx Biomedical Corporation (the "Company") held of record by the undersigned on December 31, 2006, at the Annual Meeting of Stockholders to be held on June 28, 2007 or at any adjournment thereof.

1.   Election and Ratification of Directors.

Elections of the following two nominees to serve as Class 1 directors for a two-year term or until their successors are duly elected and qualified.


Shalom Hirschman           William Fleming


     |_|   FOR all nominees               |_|   WITHHOLD AUTHORITY
                                                to vote for all nominees

     |_|   WITHHOLD AUTHORITY for the following only:
           (write the name(s) of the nominee(s) in this space)



Ratification of the following appointment to serve as a Class 2 director for the remainder of the two-year term or until his successor is duly elected and qualified.


Arthur Hull Hayes, Jr.


     |_|   FOR  appointee                 |_|   WITHHOLD AUTHORITY
                                                to vote for all nominees


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" AND "FOR APPOINTEE."


2. RATIFICATION OF 2007 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN. Ratify the 2007 Incentive and Non-Qualified Stock Option Plan.


     |_|   FOR                  |_|   AGAINST              |_|   ABSTAIN


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR THE RATIFICATION OF 2007 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN."

3. RATIFICATION OF INDEPENDENT AUDITORS FOR FY2007. Ratify the selection of Williams & Webster, P.S. as the Company's independent auditors for the fiscal year ending December 31, 2007.

     |_|   FOR                  |_|   AGAINST              |_|   ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR THE RATIFICATION OF WILLIAMS AND WEBSTER, P.S."

                                Please sign below exactly as your name
                                appears on your stock certificate. When
                                shares are held jointly, each person
                                should sign. When signing as attorney,
                                executor, administrator, trustee or
                                guardian, please give full title as
                                such. An authorized person should sign
                                on behalf of corporations,
                                partnerships, limited liability
                                companies and associations and give his
                                or her title.

                                Dated:                                    , 2007
                                      ------------------------------------

                                ------------------------------------------------
                                Signature


                                ------------------------------------------------
                                Signature if held jointly


YOUR VOTE IS IMPORTANT. PROMPT RETURN OF THIS PROXY CARD WILL HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS.

                                                                       EXHIBIT A

                 QUANTRX BIOMEDICAL CORPORATION (the "Company")

                             AUDIT COMMITTEE CHARTER

       Adopted by the Board of Directors of QuantRx Biomedical Corporation
                                on April 26, 2007

Purpose

     The purpose of the Audit Committee (the "Committee") shall be as follows:

     1. To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

     2. To provide assistance to the Board of Directors with respect to its oversight of the following:

          (a)  The integrity of the Company's financial statements.

          (b)  The Company's compliance with legal and regulatory requirements.

          (c)  The independent auditor's qualifications and independence.

          (d) The performance of the Company's internal audit function, if any, and independent auditor.

     3. To prepare the report that SEC rules require be included in the Company's annual proxy statement.

Composition

     The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" under Rule 10A-3(b)(1) under the rules of a national securities exchange or national securities association and the Securities Exchange Act of 1934 adopted pursuant to the Sarbanes-Oxley Act.

     One director who is not independent as defined in the rules of a national securities exchange or national securities association but who satisfies the requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 may serve as a member of the Committee, in the following circumstances:

     o the director, other than in his or her capacity as a member of the Committee, the Board of Directors, or another Board committee, does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries other than the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company so long as such compensation is not contingent in any way on continued service;

     o the director is not an affiliated person of the Company or any of its subsidiaries;

     o the director is not a current officer or employee of the Company or an immediate family member of a current officer or employee;

     o the Board determines, under exceptional and limited circumstances, that membership by the individual on the Committee is required by the best interests of the Company and its shareholders;

     o the Board of Directors discloses, in the Company's next annual meeting proxy statement (or its next annual report on Form 10-K or its equivalent if the Company does not file an annual proxy statement) subsequent to such determination, the nature of the relationship and the reason for that determination;

     o    no such person may serve as the Chairman of the Committee; and

     o    no such person may serve on the Committee for more than two years.

     No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director's fees for service as a director of the Company, including reasonable compensation for serving on Board committees and regular benefits that other directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by being an officer or owning more than 10 percent of the Company's voting securities.

Qualifications

     All members of the Committee shall be able to read and understand fundamental financial statements (including a company's balance sheet, income statement, and cash flow statement) and at least one member must either have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities or be an "audit committee financial expert" as defined by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization.

Appointment and Removal

     The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

     Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

     The Committee shall meet as frequently as circumstances dictate, but at least on a quarterly basis. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

         All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

     As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department, if any, and the independent auditor to discuss any matters that the Committee or any of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditor and management periodically to review the Company's financial statements in a manner consistent with that outlined in this Charter.

Duties and Responsibilities

     The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company's by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

         In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors as it deems necessary to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     The Committee shall be given full access to the Company's internal audit group, if any, Board of Directors, corporate executives, and independent auditor as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

     Notwithstanding the foregoing, the Committee is not responsible for certifying the Company's financial statements or guaranteeing the independent auditor's report. The fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditor. It also is the job of the Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company's exposure to risk.

Documents/Reports Review

1. Discuss with management and the independent auditor, prior to public dissemination, the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

2. Discuss with management and the independent auditor, prior to the Company's filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company's ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company's internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

3. Discuss with management and the independent auditor the Company's earnings press releases (paying particular attention to the use of any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

4. Discuss with management and the independent auditor the Company's major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

5. Appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with the accounting firm.

6. Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including the resolution of any disagreements between management and the independent auditor regarding financial reporting.

7. Pre-approve, or adopt procedures to pre-approve, all audit, audit-related, tax and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

8. To the extent it deems it appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised such delegation must report any such pre-approval decisions to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

9. Require that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

10. Inform each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.

11. Review, at least annually, the qualifications, performance, and independence of the independent auditor. In conducting its review and evaluation, the Committee should do the following:

          (a) At least annually obtain and review a report by the Company's independent auditor describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

          (b) Ensure the receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

          (c) Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

          (d) Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.

          (e) Ensure the rotation of the lead audit (or coordinating) partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.

          (f) Confirm with the independent auditor that the lead (or coordinating) audit partner, the concurring (or reviewing) partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulation S-X.

          (g) Take into account the opinions of management and the Company's internal auditor (or other personnel responsible for the internal audit function), if any.

Financial Reporting Process

12. In consultation with the independent auditor, management, and the internal auditor, if any, review the integrity of the Company's financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (c) all alternative treatments of financial statements within generally accepted accounting principles that have been discussed with the Company's management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; (e) major issues as to the adequacy of the Company's internal controls and any specific audit steps adopted in light of material control deficiencies; (f) issues with respect to the design and effectiveness of the Company's disclosure controls and procedures, management's evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (g) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; (h) any significant matters arising from any audit, including audit problems and difficulties, whether raised by management, the internal auditor, if any, and the independent auditor, relating to the Company's financial statements; and (i) any other material written communications between the independent auditor and the Company's management.

13. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

14. Review with the independent auditor any audit problems or difficulties encountered and management's response thereto. In this regard, the Committee will regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and (b) management's responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement, and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company.

15. Obtain from the independent auditor assurance that the audit of the Company's financial statements was conducted in a manner consistent with
     Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

16. Discuss the scope of the annual audit and review the form of the opinion the independent auditor proposes to issue.

17. Review and discuss with management and the independent auditor the responsibilities, budget, and staffing of the Company's internal audit function, if any.

Legal Compliance/General

18. Review periodically, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

19. Discuss with management and the independent auditor the Company's guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

20. Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies should provide that any accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

21. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22. Unless assigned to a comparable committee or group of independent directors, review and approve all related party transactions as specified in Item 404 of Regulation S-K.

23.  Review and reassess the adequacy of this Charter on an annual basis.

Reports

24. Prepare all reports required to be included in the Company's proxy statement pursuant to and in accordance with applicable rules and regulations of the SEC.

25. Report regularly to the full Board of Directors. In this regard, the Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, and the performance of the internal audit function, if any.

26. The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

27. Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee's Role

     With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including the internal audit staff, if any, as well as the independent auditor have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company's internal policies and procedures.

                                                                       EXHIBIT B

                 QUANTRX BIOMEDICAL CORPORATION (the "Company")

                         COMPENSATION COMMITTEE CHARTER

       Adopted by the Board of Directors of QuantRx Biomedical Corporation
                                on April 26, 2007

Purpose

     The purpose of the Compensation Committee (the "Committee") shall be as follows:

     1. To determine, or recommend to the Board of Directors for determination, the compensation for the Chief Executive Officer (the "CEO") of the Company.

     2. To determine, or recommend to the Board of Directors for determination, the compensation for all officers of the Company other than the CEO.

     3. To produce an annual report on executive compensation for inclusion in the Company's annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and other regulatory bodies.

Composition

     The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" under the rules of a national securities exchange or national securities association and the Sarbanes-Oxley Act.

     To the extent the Committee consists of at least three members, one director who is not independent may be appointed to the Committee, subject to the following:

     o the director is not a current officer or employee, or an immediate family member of a current officer or employee, of the Company;

     o the Board of Directors, under exceptional and limited circumstances, determines that such individual's membership on the Committee is required by the best interests of the Company and its stockholders;

     o the Company discloses in the proxy statement for the next annual meeting of stockholders subsequent to such determination (or in its Form 10-K if the Company does not file a proxy statement), the nature of the relationship and the reason for that determination; and

     o such person does not serve under this exception on the Committee for more than two years.

Appointment and Removal

     The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

     Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

     The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

     All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

     As part of its review and establishment of the performance criteria and compensation of designated key executives, the Committee should meet separately at least on an annual basis with the CEO and any other corporate officers as it deems appropriate. However, the Committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

Duties and Responsibilities

     The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

     In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

Setting Compensation for Officers and Directors

     1. Establish and review the overall compensation philosophy of the Company.

     2. Review and approve the Company's corporate goals and objectives relevant to the compensation for the CEO and other officers, including annual performance objectives.

     3. Evaluate the performance of the CEO and other officers in light of those goals and objectives and, based on such evaluation, approve, or recommend to the full Board of Directors the approval of, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO and other executive officers.

     4. In approving or recommending the long-term incentive component of compensation for the CEO and other executive officers, the Committee should consider the Company's performance and relative stockholder return, the value of similar incentive awards to CEOs and other executive officers at comparable companies, and the awards given to the CEO and other executive officers in past years. The Committee is not precluded from approving awards (with the ratification of the Board of Directors) as may be required to comply with applicable tax laws, such as Rule 162(m).

     5. In connection with executive compensation programs, the Committee should do the following:

          (a) Review and recommend to the full Board of Directors, or approve, new executive compensation programs;

          (b) Review on a periodic basis the operations of the Company's executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

          (c) Establish and periodically review policies for the administration of executive compensation programs; and

          (d) Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

     6. Establish and periodically review policies in the area of senior management perquisites.

     7. Consider policies and procedures pertaining to expense accounts of senior executives.

     8. Review and recommend to the full Board of Directors compensation of directors as well as directors' and officers' indemnification and insurance matters.

     9. Review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment contracts, change-in-control agreements, severance agreements, or termination arrangements, and loans to employees made or guaranteed by the Company.

Monitoring Incentive and Equity-Based Compensation Plans

     10. Review and make recommendations to the Board of Directors with respect to, or approve, the Company's incentive-compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans.

     11. Review and make recommendations to the full Board of Directors, or approve, all equity compensation plans of the Company that are not otherwise subject to the approval of the Company's shareholders.

     12. Review and make recommendations to the full Board of Directors, or approve, all awards of shares or share options pursuant to the Company's equity-based plans.

     13. Monitor compliance by executives with the rules and guidelines of the Company's equity-based plans.

     14. Review and monitor employee pension, profit sharing, and benefit plans.

     15. Have the sole authority to select, retain, and/or replace, as needed, any compensation or other outside consultant to be used to assist in the evaluation of director, CEO, or senior executive compensation. In the event such a compensation consultant is retained, the Committee shall have the sole authority to approve such consultant's fees and other retention terms.

Reports

     16. Prepare an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations of the SEC, and other applicable regulatory bodies.

     17. Report regularly to the Board of Directors with respect to matters that are relevant to the Committee's discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

     18. Maintain minutes or other records of meetings and activities of the Committee.

                                                                       EXHIBIT C

                         QUANTRX BIOMEDICAL CORPORATION

               2007 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

     1. Purpose. The purpose of this Plan is to advance the interests of QuantRx, Biomedical Corporation, a Nevada corporation (the "Company"), and its Related Entities by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Related Entities, and upon whose efforts and judgment the success of the Company and its Related Entities is largely dependent, through the encouragement of stock ownership in the Company by such persons.

     This Plan will become effective on the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company (excluding holders of shares of Stock issued by the Company pursuant to the exercise of options granted under this Plan) within twelve months before or after the date. If the Plan is not so approved by the stockholders of the Company, any options granted under this Plan will be rescinded and will be void. This Plan will remain in effect until it is terminated by the Board or the Committee (as defined hereafter) under Section 9 hereof, except that no ISO (as defined herein) will be granted after the tenth anniversary of the date of this Plan's adoption by the Board. This Plan will be governed by, and construed in accordance with, the laws of the State of Nevada.

     2. Definitions. As used herein, the following terms shall have the meanings indicated:

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Cause" shall, with respect to any Optionee, have the equivalent meaning (or the same meaning as "cause" or "for cause") set forth in any employment agreement, consulting, or other agreement for the performance of services between the Optionee, and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Optionee to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Optionee of his or her employment agreement, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Optionee of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Optionee of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Optionee's work performance, or (vi) the commission by the Optionee of any act, misdemeanor, or crime reflecting unfavorably upon the Optionee or the Company or any Related Entity. The good faith determination by the Committee of whether the Optionee's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (d) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. Committee shall consist of at least two directors, and each member of the Committee shall be (i) a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an "outside director" within the meaning of
Section 162(m) of the Code, and (iii) "Independent".

         (e) "Common Stock" shall mean the Company's common stock, par value $0.01 per share.

         (f) "Company" shall mean QuantRx Biomedical Corporation, a Nevada corporation.

         (g) "Consultant" shall mean any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

         (h) "Continuous Service" shall mean the continuous service to the Company or any Related Entity, without interruption or termination, in any capacity of Employee, Director or Consultant. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or any Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

         (i) "Director" shall mean a member of the Board or the board of directors of any Related Entity.

         (j) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

         (k) "Effective Date" shall mean June 4, 2007.

         (l) "Eligible Participants" means persons who, at a particular time, are employees, officers, consultants, or directors of the Company or its subsidiaries.

         (m) "Employee" shall mean any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a Director's normal compensation and fee (as applicable to all Directors or Committee members, as the case may be) by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

         (n) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of reference, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined by the Committee in a fair and uniform manner.

         (o) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

         (p) "Independent", when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of Nasdaq Stock Market.

         (q) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

         (r) "Option" (when capitalized) shall mean any option granted under this Plan.

         (s) "Option Agreement" shall mean the agreement between the Company and the Optionee for the grant of an option.

         (t) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

         (u) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

         (v) "Plan" shall mean this 2007 Stock Option Plan for the Company.

         (w) "Related Entity" shall mean any Subsidiary, and any business, corporation, partnership, limited liability company or other entity in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

         (x) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (y) "Share" shall mean a share of Common Stock.

         (z) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

     3. Shares Available for Option Grants. The Committee may grant to Optionees from time to time Options to purchase an aggregate of up to 8,000,000 Common Shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

     4. Incentive and Non-Qualified Options.

         (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee at the time of grant of the Option and the Option Agreement relating to the Option shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the Effective Date. Incentive Stock Options may not be granted to any person who is not an Employee of the Company or a Related Entity.

         (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent corporation or subsidiary corporation, as those terms are defined in Sections 424(e) and (f) of the Code, respectively, exceeds $100,000.

     5. Conditions for Grant of Options.

         (a) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons who are selected by the Committee from the class of all Employees, Directors and Consultants of the Company or any Related Entity.

         (b) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company or any Related Entities and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Related Entities with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation,
(i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the Continuous Service or continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

         (c) The Options granted to Optionees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their Continuous Service with the Company or its Related Entities. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continuance of any Continuous Service by the Company or its Related Entities.

         (d) The Committee shall have the discretion to grant Options that are exercisable for unvested Shares. Should the Optionee's Continuous Service cease while holding such unvested Shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested Shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the Option Agreement for the relevant Option.

         (e) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively) at the date of grant) unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

         (f) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 2,000,000, subject to adjustment as provided in Section 10 hereof.

         (g) Covenants of Optionee. At the discretion of the Committee the person to whom an Option is granted hereunder, as a condition to the granting of the Option, must execute and deliver to the Company a confidential information agreement approved by the Committee. Nothing contained in this Plan, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Plan will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of, consultant or independent contractor to, or director of, the Company or its subsidiaries.

         (h) Vesting Periods. Except as otherwise provided herein, each option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Option Stock called for thereunder (the "Total Award Option Stock"). Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

     6. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the exercise price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

     7. Exercise of Options.

         (a) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Related Entity employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee and may in the discretion of the Committee consist of: (1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Committee determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee's tax withholding obligation is satisfied, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised.

         (c) The Committee in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise; provided that such loan, loan guaranty, or assistance in obtaining a loan is not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker,
(ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall reasonably require.

         (d) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as expressly provided in Section 10 hereof.

     8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals and upon such terms and/or conditions as the Committee shall provide in the Option Agreement for that Option, except as otherwise provided in this Section 8:

         (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

         (b) The Option Agreement relating to any Option may provide that the Option shall become immediately fully exercisable in the event of a "Change in Control" and/or shall become fully exercisable in the event that the Committee exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof. For this purpose, the term "Change in Control" shall mean the occurrence of any of the following:

             (i) The acquisition by any Person of Beneficial Ownership (as those terms are defined in Section 3(a)(9) of the Securities Exchange Act, of twenty percent (20%) or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company; (x) any acquisition by the Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

             (ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election, by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

             (iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

             (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

         (c) The Committee may in its sole discretion, accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

     9. Termination of Option Period.

         (a) Unless otherwise provided in any Option Agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

             (i) three months after the date on which the Optionee's Continuous Service is terminated other than by reason of (A) Cause, (B) a Disability of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;

             (ii) immediately upon the termination of the Optionee's Continuous Service for Cause;

             (iii) twelve months after the date on which the Optionee's Continuous Service is terminated by reason of a Disability as determined by a medical doctor satisfactory to the Committee; or

             (iv) (A) twelve months after the date of termination of the Optionee's Continuous Service by reason of the death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

         (b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which either the Company does not survive or the Shares are exchanged for or converted into securities issued by another entity, unless the successor or acquiring entity, or an affiliate thereof, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) hereof, and (ii) the Committee in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any Business Combination described in Subsection 8(b)(iii) hereof, any Option that remains unexercised on the effective date of that Business Combination. The Committee shall give written notice of any proposed transaction referred to in this
Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

          10. Adjustment of Shares.

         (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in that event, the Committee shall make:

             (i) appropriate adjustment in the maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

             (ii) appropriate adjustment in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

         (b) Unless otherwise provided in any Option Agreement, the Committee may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the sole discretion of the Committee, such adjustments become appropriate to preserve benefits under the Plan.

         (c) In the event of any proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the Shares are exchanged for or converted into securities issued by another entity, the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee, assume each outstanding Option or substitute an equivalent option or right. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution of any Option, then that Option shall terminate pursuant to Section 9(d) hereof upon consummation of the sale, merger, consolidation, or other corporate transaction, with or without consideration as determined by the Committee. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that are then exercisable (including any Options that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Options upon the consummation of the transaction.

         (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

             (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     11. Transferability. No Incentive Stock Option, and unless the prior written consent of the Committee is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee, only by the permitted assignee.

     12. No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

     13. Issuance of Shares.

         (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

         (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings as the Committee may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

             (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

             (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for the Shares that are, in the opinion of the Committee, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee to be applicable to the issuance and transfer of those Shares.

     14. Administration of the Plan.

         (a) The Plan shall be administered by the Committee which shall be composed of two or more Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for Outside Directors of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

         (b) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         (c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan.

         (d) The determinations of the Committee, and its interpretation and construction of any provision of the Plan or any Option Agreement, shall be final and binding on all persons, unless determined otherwise by the Board.

     15. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Shares to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company or a Related Entity to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

     16. Interpretation.

         (a) As it is the intent of the Company that the Plan shall comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

         (b) The Plan and any Option Agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of the Plan or any Option Agreement relating to an Incentive Stock Option should be held invalid for the granting of Incentive Stock Options or illegal for any reason, that determination shall not affect the remaining provisions hereof, but instead the Plan and the Option Agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option Agreement.

         (c) This Plan shall be governed by the laws of the State of Nevada, without reference to the conflict of laws rules or principals thereof.

         (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

         (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

     17. Amendment and Discontinuation of the Plan. The Committee may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any applicable federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Code) or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

     18. Effective Date and Termination Date. The effective date of the Plan is the Effective Date, and the Plan shall terminate on the 10th anniversary of the Effective Date. This Plan shall be submitted to the shareholders of the Company for their approval and adoption and Options hereunder may be granted prior to such approval and adoption; provided, however, that any Incentive Stock Options granted hereunder, and if but only to the extent otherwise required by law or the rules of any stock exchange or automated quotation system on which the Common

Stock may be listed, any Non-Qualified Stock Options granted hereunder, prior to such approval and adoption shall be contingent upon obtaining such approval and adoption.